PUTNAM CONVERTIBLE INCOME - GROWTH TRUST
               Prospectus Supplement dated March 20, 1996 to
                   Defined Contribution Plan Prospectus
                            dated March 1, 1996

Subsection (c) of the first paragraph of the section of the Prospectus entitled "How the fund pursues its objectives -
Limiting investment risk" on page 11 of the Prospectus is replaced by the following:

(c) 25% of its assets in any one industry;*












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